Dissolution of a Subsidiary	12 Months Ended
Dec. 31, 2024
Dissolution of a Subsidiary [Abstract]
DISSOLUTION OF A SUBSIDIARY

18. DISSOLUTION OF A SUBSIDIARY

On June 27, 2023, the Group dissolved its subsidiary, Jiangsu ICONIQ New Energy Automobile Manufacturing Co., Ltd. (“Jiangsu ICONIQ”), which was wholly owned by Tianqi Group. Jiangsu ICONIQ had not conducted any material operations since its establishment in 2018. The dissolution did not represent a strategic shift and had no material impact on the Group’s overall business; therefore, it did not meet the criteria to be classified as a discontinued operation under ASC 205-20.

Upon completion of the dissolution, the remaining assets and liabilities of Jiangsu ICONIQ, totaling US$0.09 million, were written off from the consolidated balance sheets. The resulting gain was recognized in other income (expense), net as gain on dissolution of a subsidiary in the consolidated statements of operations and comprehensive loss for the year ended December 31, 2023.